UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              September 20, 2004
               -----------------------------------------------
               Date of Report (Date of earliest event reported)


                                NeoPharm, Inc.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                     001-12493             51-0327886
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)              File Number)         Identification No.)


    150 Field Drive, Suite 195, Lake Forest, Illinois         60045
-------------------------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code         847-295-8678
                                                   ----------------------------


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         See the disclosure included under Item 3.03 hereof.


Item 3.03 Material Modification to Rights of Security Holders.

         Reference is hereby made to the Registration Statement on Form 8-A dated July 7, 2003 and filed with the Securities and Exchange Commission (File No. 000-26898) on July 7, 2003 (the "Original Form 8-A") by NeoPharm, Inc., a Delaware corporation (the "Registrant"), relating to the rights distributed to the stockholders of the Registrant (the "Rights") in connection with the Preferred Stock Rights Agreement, dated as of June 30, 2003 (the "Original Rights Agreement"), between the Registrant and Computershare Investor Services, L.L.C., a Delaware limited liability company, as Rights Agent.

         On September 20, 2004, the Board of Directors of the Registrant approved and adopted the First Amendment to Rights Agreement, dated as of September 20, 2004 (the "Amendment"), by and among the Registrant and Computershare. The Amendment amends the Original Rights Agreement between the Registrant and Computershare, as Rights Agent (such Original Rights Agreement, as amended by the First Amendment, being referred to hereinafter as the "Rights Agreement").

         The Amendment has the effect of reducing from 30% to 22% the percentage of outstanding shares of common stock of the Registrant which John
N. Kapoor, together with his Affiliates (as defined in the Rights Agreement), must be or become the beneficial owner of before being deemed to be an Acquiring Person (as defined in the Rights Agreement).

         The foregoing description of the Amendment is a general description only and is qualified in its entirety by reference to the Amendment. A copy of the First Amendment to Rights Agreement is attached hereto as Exhibit 4.01, and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit          Description
-------          -----------

4.01 First Amendment to Rights Agreement, dated as of September 20, 2004, by and among NeoPharm, Inc. and Computershare Investor Services, L.L.C.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NeoPharm, Inc.


                                         /s/  Lawrence Kenyon
                                         ------------------------------
Date: September 24, 2004                 By:  Lawrence Kenyon
                                         Its: Chief Financial Officer
                                              (Principal Accounting Officer and
                                              Principal Financial Officer)